UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2022 (August 15, 2022)

SHENGDA NETWORK TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-227526	35-2606208
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Floor 6, Building 6 LuGang WebMall Town, ChouJiang, YiWu Jinhua City, Zhejiang Province, China	322000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

86-155-5793-7666

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase of Board Size, Appointment of Directors; Appointment of Chair

On August 15, 2022, the board of directors (the “Board”) of Shengda Network Technology, Inc. (the “Company”) was increased to five members. Mr. Yizhong Chen, Mr. Hanguo Li, Mr. Manu Ohri and Mr. Yanfeng Wang were appointed as independent directors of the Board, effective the same date. In addition, the existing director of the Board, Mr. HangJin Chen, was appointed Chair of the Board, effective the same date.

The biographies of the newly appointed directors are set forth below:

Yizhong Chen (59) currently serves as chief accountant, chairman and general manager of Zhejiang Pan’an Ankang Native Products Co., Ltd., in which he previously has served in various roles since October 1996. Earlier, Mr. Chen worked for Pan’an County Deputy Food Company, Pan’an County Supply and Marketing Co., Ltd. and Dongyang Jianshan Supply and Marketing Co., Ltd. Currently a farmer and president of the Federation of Cooperatives in Pan’an County, the People’s Republic of China (the “PRC”), and previously director and officer of various food, edible fungus and fruit civic associations in the PRC. Mr. Chen received an undergraduate degree in commercial enterprise management from Zhejiang University of Economics and Business (formerly Zhejiang Supply and Marketing Staff College) in July 1988 and subsequently studied at Zhejiang University City College of Business Administration EMBA. In 2014, he obtained a diploma in traditional Chinese medicine from Zhejiang Pharmaceutical College.

Hanguo Li (66) has served as Professor of Finance and Director of Securities and Futures Research at the Center of Jiangxi University of Finance and Economics since December 2007. Mr. Li has been engaged as a counselor to Nanchang Municipal People’s Government since December 2009; external supervisor of Nanchang Bank since April 2015; consultant of the Nanchang Cultural Property Rights Trading Center since May 2015; consultant of the Jiangxi Provincial Development and Reform Association since June 2018; and doctoral supervisor of Sirawa University, Thailand since August 2019. Mr. Li has also served as an independent director of each of Huazhang Chinese Media Co and Jiangxi Sanchuan Wisdom Co., Ltd. since April 2019. He previously served as an independent director of Jiangxi Guotai Group Co., Ltd. and Jiangxi Zhengbang Technology Co., Ltd. The author of books on finance audits and recipient of multiple awards in the PRC, Mr. Li received a bachelor’s degree from at Jiangxi University of Finance and Economics in July 1982 and a degree in accounting from Xiamen University in July 1983. He subsequently received a masters of economics from Zhongnan University of Finance and Economics in June 1996 and a PhD in finance from American World University in May 2003.

Manu Ohri (67) has provided management consulting and business advisory services through Anarjay Concepts, Inc. from 2020 through the present. From 2015 to 2019, Mr. Ohri served as the Chief Financial Officer of ToughBuilt Industries, Inc. Mr. Ohri joins the Company with more than 25 years of hands-on experience in financial management and business leadership and working with boards of directors and financial institutions. Mr. Ohri has assisted several public companies in the areas of compliance with U.S. and international financial accounting and reporting standards, investor relations, mergers and acquisitions, strategic planning, team-building and project management. Mr. Ohri is a certified public accountant and chartered global management accountant with over seven years of previous experience with Deloitte, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri received a business degree in communications from the University of Delhi in 1975 and a master’s degree in business administration from the University of Detroit in December 1979.

Mr. Yanfeng Wang (36) has been employed by Zhejiang Jingmai E-commerce Co., LTD. since 2020. From 2015 to 2016, Mr. Wang was the chief analyst at Engu Capital. Previously, Mr. Wang served as the chief lecturer and analyst of East China in JingZhuan Software Development Co., Ltd. from 2012 to 2013. Mr. Wang earned a degree in logistics management from the East China Institute of Technology in 2012 and received a certificate in fund practice in 2016.

There are no family relationships among any of Mr. Wang, Mr. Chen, Mr. Hu or Mr. Li or our current officers or director. None of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Audit Committee

On August 15, 2022, the Board established an audit committee (the “Audit Committee”) and adopted the audit committee charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Effective on the same date, Mr. Ohri, Mr. Chen and Mr. Li were appointed to the Audit Committee, with Mr. Ohri serving as chair of the Audit Committee.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements and the independent auditors’ qualifications and independence.

The Board has determined that all of the members of the Audit Committee are “independent,” as defined under the rules of the Nasdaq Capital Market. In addition, all members of the Audit Committee meet the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Further, all members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the Nasdaq Capital Market. The Board has determined that Mr. Li is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

Nominating Committee

In addition, on the same date, the Board established a nominating committee (the “Nominating Committee”) and adopted the nominating committee charter, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference. Effective August 15, 2022, Mr. Chen, Mr. Ohri and Mr. Li were appointed to the Nominating Committee, with Mr. Chen serving as chair of the Nominating Committee.

The Nominating Committee is responsible for, among other things, identifying qualified board candidates and nominees, and corporate officers of the Company and other matters with respect to governance of the Company.

Compensation Committee

In addition, on the same date, the Board established a compensation committee (the “Compensation Committee”) and adopted the compensation committee charter, a copy of which is attached hereto as Exhibit 3.3 and is incorporated herein by reference. Effective August 15, 2022, Mr. Li and Mr. Ohri were appointed to the Compensation Committee, with Mr. Li serving as chair of the Compensation Committee.

The Compensation Committee is responsible for the approval and implementation of the executive compensation for officers and other key executives of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 15, 2022, the Company adopted amended and restated bylaws (the “Bylaws”), which became effective on the same date.

This summary description of the material terms of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.4 and is incorporated herein by reference.

Item 8.01 Other Events.

Code of Ethics

On August 15, 2022, the Company adopted a Code of Business Conduct and Ethics (“Code of Ethics”) for its directors, executive officers and employees that complies with the regulations of the SEC. The Code of Ethics is attached as Exhibit 14.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Audit Committee Charter
3.2	Nominating Committee Charter
3.3	Compensation Committee Charter
3.4	Amended and Restated Bylaws of Shengda Network Technology, Inc.
14.1	Code of Ethics
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGDA NETWORK TECHNOLOGY, INC.

Date: August 15, 2022	By:	/s/ HangJin Chen
HangJin Chen
Chief Executive Officer, President and Chief Financial Officer